SUPPLEMENT DATED SEPTEMBER 30, 2011

TO PROSPECTUSES DATED AUGUST 12, 2011
FOR SUN LIFE SOLUTIONS

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT K
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This supplement updates the above-referenced prospectus (the “Prospectus”) to reflect changes in certain information regarding the optional living benefit (“Sun Income Vision”) available under the flexible payment deferred annuity contracts described in the Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference.

Effective immediately, the chart appearing on page 35 of the above-cited prospectus is deleted and replaced with the following:

	Single-Life Coverage				Joint-Life Coverage
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
Sun Income Vision	0.0875%	0.35%	0.2375%	0.95%	0.125%	0.50%	0.2750%	1.10%

Effective immediately, the chart appearing on page 46 of the above-cited prospectus is deleted and replaced with the following:

Single-Life Coverage		Joint-Life Coverage
Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
0.35%	0.95%	0.50%	1.10%

Sun Life Solutions (1) 9/2011